UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2023

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41295	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Warrant Repricing and Issuance

On December 21, 2023, Transphorm, Inc. (the “Company”) entered into warrant exercise inducement offer letters (“Inducement Letters”) with certain holders of outstanding warrants to purchase shares of the Company’s common stock, all of which are existing long-term investors in the Company (such holders, the “Exercising Holders,” and such warrants, the “Existing Warrants”). Pursuant to the Inducement Letters, the Exercising Holders agreed to exercise, for cash, Existing Warrants to purchase, in the aggregate, 1,069,272 shares of the Company’s common stock (the “Existing Warrant Shares”), in exchange for the Company’s agreement to (i) lower the exercise price of the Existing Warrants to $2.80 per share and (ii) issue new warrants (the “Inducement Warrants”) to the Exercising Holders to purchase, in the aggregate, up to 1,069,272 shares of the Company’s common stock. The Company received aggregate gross proceeds of approximately $3.0 million from the exercise of the Existing Warrants by the Exercising Holders. The Company intends to use the proceeds for working capital and general corporate purposes, extending the runway of the Company as it executes its previously disclosed strategic review process, which is being managed by BofA Securities, Inc.

The Inducement Warrants have an exercise price of $3.80 per share, provide for a cashless exercise feature, and are exercisable until December 21, 2026.

The Company has agreed, as soon as practicable (but in no event later than 75 days after the date of the Inducement Letters), to file a registration statement on Form S-3 (or other appropriate form if the Company is not then eligible to use Form S-3) to register the resale of the shares of common stock underlying the Inducement Warrants and to use commercially reasonable efforts to cause such registration statement to become effective within 90 days of its initial filing.

The foregoing summaries of the Inducement Letters and Inducement Warrants do not purport to be complete. The form of Inducement Letter and form of Inducement Warrant are attached hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing summaries of the Inducement Letters and Inducement Warrants are qualified in their entirety by reference to such exhibits.

Equipment Financing

On December 21, 2023 (the “Effective Date”), the Company entered into an Equipment Purchase and Sale Agreement (the “Equipment Agreement”) with GlobalWafers Co., Ltd. (the “Buyer”), wherein the Company sold certain equipment associated with wafer manufacturing (the "Equipment") to the Buyer for $2.1 million (the “Purchase Price”). The Equipment Agreement contains an option for the Company to repurchase the Equipment at any time within one year of the Effective Date at the Purchase Price, plus an amount equal to: (i) the Purchase Price, multiplied by (ii) 7.5%, divided by 12, multiplied by (iii) the number of full months that have elapsed after the Effective Date. If the Company does not exercise its option to repurchase the Equipment within one year of the Effective Date, (i) certain limitations on the Buyer’s use of the Equipment specifically applied to this Transphorm consigned Equipment shall lapse and (ii) the Company shall pay $157,500 to the Buyer (i.e., 7.5% for 12 months, on the Purchase Price). The Company intends to use these non-dilutive financing proceeds for working capital and general corporate purposes, extending the runway of the Company as it executes its previously disclosed strategic review process, which is being managed by BofA Securities, Inc.

The foregoing summary of the Equipment Agreement does not purport to be complete. A copy of the Equipment Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing summary of the Equipment Agreement is qualified in its entirety by reference to such exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, the Company’s expectations, whether stated or implied, about the expected use of proceeds, extension of the Company’s cash runway, and the Company’s strategic review process. These forward-looking statements are neither promises nor guarantees, should not be unduly relied upon, and are subject to a variety of risks and uncertainties, including but not limited to: prevailing market conditions; that the net proceeds may not fund the Company’s working capital requirements for as long as anticipated; that the Company’s strategic review process may not result in any transaction (or that the terms of such transaction may not be favorable or acceptable to the Company or its stockholders); risks related to the Company’s operations, such as additional financing requirements, access to capital and market acceptance of its current and future products; and other material risks. Information regarding the foregoing and additional risks may be found in the sections titled “Risk Factors” in documents that the Company files from time to time with the SEC. These forward-looking statements are made only as of the date hereof, and the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K under the sub-heading "Equipment Financing" is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K under the sub-heading "Equipment Financing" is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K under the sub-heading "Warrant Repricing and Issuance" is incorporated herein by reference.

The Existing Warrant Shares and the Inducement Warrants were issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated thereunder as transactions not involving a public offering. The Exercising Holders are “accredited investors” as that term is defined in Rule 501 of Regulation D and represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The offer and sale of the securities were made without any general solicitation or advertising.

Item 3.03. Material Modifications to Rights of Securityholders.

The information contained in Item 1.01 of this Current Report on Form 8-K under the sub-heading "Warrant Repricing and Issuance" is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
4.1	Form of Inducement Warrant, issued December 21, 2023
10.1	Form of Inducement Letter, effective December 21, 2023
10.2†	Equipment Purchase and Sale Agreement, effective December 21, 2023, by and between Transphorm, Inc. and GlobalWafers Co., Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

† Certain identified information has been excluded from the document because it is not material and is the type the registrant treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSPHORM, INC.

Dated: December 28, 2023	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer